                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David L. Zoeller and Carlton E. Langer, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his own name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this registration statement, any registration statement for additional Asset Backed Certificates that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933 and any or all other documents in connection therewith, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said persons authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Dated: June 6, 2000

                      SIGNATURE                                            TITLE
                      ---------                                            -----

/s/ WILLIAM E. MACDONALD III                                       President and Director
-----------------------------------------------------          (Principal Executive Officer)
William E. MacDonald III

/s/ STEVE D. BULLOCK                                                      Director
-----------------------------------------------------
Steve D. Bullock

/s/ CHRISTOPHER M. CONNOR                                                 Director
-----------------------------------------------------
Christopher M. Connor

/s/ DAVID A. DABERKO                                                      Director
-----------------------------------------------------
David A. Daberko

/s/ VINCENT A. DIGIROLAMO                                                 Director
-----------------------------------------------------
Vincent A. DiGirolamo

/s/ GARY A. GLASER                                                        Director
-----------------------------------------------------
Gary A. Glaser

/s/ GORDON D. HARNETT                                                     Director
-----------------------------------------------------
Gordon D. Harnett

/s/ WILLIAM P. MADAR                                                      Director
-----------------------------------------------------
William P. Madar

/s/ K. WAYNE SMITH                                                        Director
-----------------------------------------------------
K. Wayne Smith

/s/ THOMAS C. SULLIVAN                                                    Director
-----------------------------------------------------
Thomas C. Sullivan

/s/ JOHN R. WERREN                                                        Director
-----------------------------------------------------
John R. Werren

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David L. Zoeller and Carlton E. Langer, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his own name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this registration statement, any registration statement for additional Asset Backed Certificates that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933 and any or all other documents in connection therewith, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said persons authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Dated: June 13, 2000

                      SIGNATURE                                            TITLE
                      ---------                                            -----

/s/ JOHN D. GELLHAUSEN                                             Senior Vice President
-----------------------------------------------------          (Principal Financial Officer)
John D. Gellhausen

/s/ JANIS E. LYONS                                                 Senior Vice President
-----------------------------------------------------   (Controller or Principal Accounting Officer)
Janis E. Lyons